UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 04, 2024

The Beachbody Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39735	85-3222090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Continental Blvd Suite 400
El Segundo, California		90245
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 883-9000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BODI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors (the “Board”) of The Beachbody Company, Inc., a Delaware corporation (the “Company”), previously adopted, subject to stockholder approval, the First Amendment (the “Amendment”) to The Beachbody Company, Inc. 2021 Incentive Award Plan (the “Plan”), which was approved by the Company’s stockholders on June 4, 2024 at the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”). The Amendment increases the aggregate number of shares of Class A common stock, par value $0.0001 per share (the “Shares”), that may be issued pursuant to awards under the Plan by 350,000 shares.

A more complete description of the terms of the Amendment can be found in “Proposal Four: Approval of Amendment to the Beachbody Company, Inc. 2021 Incentive Award Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2024 (the “Proxy Statement”), which description is incorporated herein by reference. The foregoing description of the Amendment to the Plan and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the text of such Amendment, which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 4, 2024, the Company held the 2024 Annual Meeting. The following is a brief description of each matter voted upon at the 2024 Annual Meeting and the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable.

1.Election of nine nominees to serve on the Board for a one-year term to expire at the Company’s 2025 annual meeting of stockholders. The following nine directors were elected by the votes indicated.

	For	Withheld	Broker Non-Votes
Mary Conlin	27,748,533	268,559	1,226,151
Carl Daikeler	27,773,382	243,365	1,226,496
Kristin Frank	27,656,159	360,588	1,226,496
Mark Goldston	27,866,198	150,426	1,226,619
Michael Heller	27,712,717	303,563	1,226,963
Ann Lundy	27,856,724	160,368	1,226,151
Kevin Mayer	27,861,038	156,054	1,226,151
John Salter	27,751,298	264,982	1,226,963
Ben Van de Bunt	27,611,169	405,111	1,226,963

2.The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The selection was ratified by the votes indicated.

For	Against	Abstain	Broker Non-Votes
29,190,949	29,256	23,038	—

3.The advisory approval of the Company’s executive compensation. The advisory approval was obtained by the votes indicated.

For	Against	Abstain	Broker Non-Votes
27,847,832	42,467	126,793	1,226,151

4.The approval of the First Amendment to The Beachbody Company, Inc. 2021 Incentive Award Plan. The proposal was approved by the votes indicated.

For	Against	Abstain	Broker Non-Votes
27,715,276	278,732	23,084	1,226,151

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to The Beachbody Company, Inc. 2021 Incentive Award Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Beachbody Company, Inc.

Date:	June 7, 2024	By:	/s/ Jonathan Gelfand
Jonathan Gelfand Executive Vice President, Business & Legal Affairs, Corporate Secretary